SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule 14a-12
[_]  Confidential, For Use of the
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials
PROSPECT CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)  Title of each class of securities to which transaction applies:
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

Shareholder Services

Shareholder Name
Address 1
Address 2
Address 3
IMPORTANT NOTICE

Re: Prospect Capital Corporation

Dear Shareholder:

We have been trying to contact you regarding a very important matter regarding your investment in Prospect Capital Corporation. This matter pertains to an important operating initiative for the Prospect which requires your response.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.

Please contact us toll-free at 1-866-387-0770 Extension 10098 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below.

Thank you.

Sincerely,
John F. Barry III
Chief Executive Officer

REFERENCE NUMBER: 123456789

IMPORTANT NOTICE REGARDING YOUR INVESTMENT
PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor, New York, NY 10016

[DATE]

Dear Shareholder:

Prospect Capital Corporation recently sent to you proxy material regarding the upcoming Annual Meeting of Shareholders. Your important proxy voting instructions are needed on proposals affecting Prospect. The Annual Meeting is scheduled to be held on Friday, December 4, 2015 at Prospect’s offices at 10 East 40th Street, 42nd Floor, New York, New York 10016 at 10:30 AM Eastern Time.

PROSPECT’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR IMPORTANT VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING.

Detailed information about the Annual Meeting and the proposals can be found in the proxy statement. To simplify matters we have included an additional copy of your proxy card(s) for your convenience. Should you have any questions about the proposals, or about how to vote, please call 1-866-387-0770 extension 10098.

Thank you in advance for your attention to this important matter.

Sincerely,

John F. Barry III Chief Executive Officer

Voting is easy. Please take a moment now to cast your vote using one of the voting options listed below:

1.	Vote by Phone. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.
2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.
3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.